CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. ANNOUNCES LIFTING OF OPERATING AGREEMENT AND RELATED REQUIREMENTS

Coral Gables, Fla. (August 31, 2015) – Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today announced that the operating agreement between its subsidiary, Capital Bank NA (the “Bank”), and its primary regulator, the Office of the Comptroller of the Currency, has been terminated effective immediately. The operating agreement was entered into during August 2010 as part of Capital Bank's approval to operate as a denovo bank. The agreement required the Bank to maintain certain capital, placed restrictions on its ability to pay dividends and limited its ability to make certain other business decisions.

Gene Taylor, Chairman and Chief Executive Officer, commented, “The lifting of this agreement is an important milestone for Capital Bank, as it indicates that we are operating in a safe and sound manner consistent with expectations for a midsized national bank. We will continue to operate within supervisory expectations as we focus on executing on our growth, profitability, and return targets.”

The Company’s CFO, Chris Marshall, added, “We will continue to operate with strong capital levels that are prudently above minimum regulatory requirements, but now we have the flexibility to set capital targets that are consistent with the Bank’s risk profile and risk management capabilities. Deploying excess capital will remain a priority for us.”

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CBF Announces Lifting Of Operating Agreement And Related Requirements

August 31, 2015

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $7.1 billion in total assets as of June 30, 2015, and 153 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank‑us.com.

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